UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 10, 2019
Date of Report (Date of earliest event reported)

TiVo Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37870	61-1793262
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

2160 Gold Street
San Jose, California 95002
(Address of principal executive offices, including zip code)

(408) 519-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	TIVO	The Nasdaq Stock Market LLC

ITEM 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;  Compensatory Arrangements of Certain Officers

(d) Election of Directors

As previously announced by TiVo Corporation (the “Company” or “TiVo”), on April 10, 2019, the Company’s Board of Directors (the “Board”) approved the election of Laura J. Durr and Loria B. Yeadon as members of the Board, effective as of April 10, 2019. This Form 8-K/A is being filed to disclose that the Board has determined Board committee membership with respect to Ms. Durr and Ms. Yeadon, and the Board’s overall committee membership following such determinations, as follows:

Audit Committee	Ms. Durr has been added, and she will serve with directors Alan L. Earhart (Chair) and Eddy W. Hartenstein.
Compensation Committee	No changes to this committee and it remains comprised of directors Glenn Welling (Chair), Eddy W. Hartenstein and Dan Moloney.
Corporate Governance and Nominating Committee	Ms. Yeadon has been added, and she will serve with directors James Meyer (Chair) and Glenn Welling.

The Board previously determined that both Ms. Durr and Ms. Yeadon are independent under TiVo’s Corporate Governance Guidelines, applicable U.S. Securities and Exchange Commission (“SEC”) requirements and Nasdaq listing standards.

As previously announced, Ms. Durr and Ms. Yeadon will participate in TiVo’s non-employee director compensation arrangements which are described in TiVo’s proxy statement for its 2019 annual meeting of stockholders filed by TiVo with the SEC on March 15, 2019. Under such arrangements, in addition to their prorated annual retainer for the year starting on the effective date of their appointments and the equity awards described in the proxy statement, subject to the applicable conditions described therein, Ms. Durr will receive a prorated annual retainer for Audit Committee service starting on May 1, 2019 and Ms. Yeadon will receive a prorated annual retainer for Corporate Governance and Nominating Committee service starting on May 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TiVo Corporation (Registrant)

Date:	By:	/s/ Pamela Sergeeff
May 3, 2019		Pamela Sergeeff
Executive Vice President & General Counsel